Exhibit 99.1

CONTACTS:	PR2004-CORP10

Dave Vadasz, investor relations

408.503.7200

dave.vadasz@palmOne.com

Marlene Somsak, media relations

408.503.2592

marlene.somsak@palmOne.com

palmOne Reports Q4 Results

Revenue Up 23%; Operating Margin 6.0%

MILPITAS, Calif., June 21, 2004 — palmOne, Inc. (Nasdaq: PLMO) today reported a profitable fourth quarter of fiscal year 2004, ended May 28, with revenue totaling $267.3 million, up 23 percent from the $217.1 million reported during the comparable quarter a year ago, and up 10 percent sequentially.

Net income was $13.3 million, or $0.27 per share. This compares to a net loss for the fourth quarter of fiscal year 2003 of $15.0 million or $0.51 per share and net loss for the third quarter of fiscal year 2004 of $9.3 million or $0.20 per share.

Net income in the fourth fiscal quarter, measured on a non-GAAP(1) basis, totaled $15.9 million, or $0.32 per share, excluding the effects of amortization of intangible assets and deferred stock-based compensation and restructuring charges. This compares to a non-GAAP net loss in the fourth quarter of fiscal year 2003 of $8.2 million, or $0.28 per share, excluding the effects of amortization of intangible assets and deferred stock-based compensation, restructuring charges and loss from discontinued operations. Non-GAAP net income in the third quarter of fiscal year 2004 was $0.6 million, or $0.01 per share, excluding the effects of amortization of intangible assets and deferred stock-based compensation and restructuring charges.

“We achieved profitability for the quarter, and demand remains strong for our handheld and smartphone products,” said Todd Bradley, palmOne chief executive officer. “We ended fiscal year 2004 with very good results across virtually every key financial metric, and we enter fiscal year 2005 with an optimistic outlook for accelerating growth and increasing profitability.”

Bradley noted the following operational highlights:

•	Revenue grew 23 percent year-over-year, marking the fourth consecutive quarter of year-over-year growth;

•	Gross margin rose to 30.5 percent, compared to 28.9 percent last quarter and 26.5 percent in the year-ago quarter;

•	Operating expenses were reduced year-over-year and sequentially;

•	Operating margin was 6.0 percent, and non-GAAP operating margin was 7.0 percent;

•	Net income was $13.3 million, and non-GAAP net income totaled $15.9 million;

•	Inventory fell by $8.7 million from the year-ago quarter, and inventory turns rose to 36 from 28 in the comparable quarter a year ago; and

•	The company generated positive cash flow of $12.5 million during the quarter, including $6.4 million from continuing operations.

Fiscal Year 2004 Results and Unit Shipments

Revenue for the full fiscal year 2004 was $949.7 million, up 13 percent from the $837.6 million reported in fiscal year 2003. Loss from continuing operations for fiscal year 2004 was $10.2 million, or $0.26 per share, compared with a loss from continuing operations of $417.9 million, or $14.38 per share, for fiscal year 2003. Non-GAAP income from continuing operations for fiscal year 2004 — excluding the effects of amortization of intangible assets and deferred stock-based compensation and restructuring charges — was $8.0 million, or $0.19 per share. That compares with a fiscal year 2003 non-GAAP loss from continuing operations — excluding the effects of amortization of intangible assets and deferred stock-based compensation, impairment charges, restructuring charges and the change in the valuation allowance for deferred tax assets — of $55.6 million, or $1.91 per share.

palmOne shipped approximately 1.1 million Zire(TM), Tungsten(TM) and Treo(TM) devices during its fourth fiscal quarter, and approximately 4.1 million devices during fiscal year 2004 — bringing the total number of devices shipped to-date by palmOne to more than 26.4 million.

INVESTOR’S NOTE: The company will hold a conference call for the public on June 21, 2004, at 2 p.m. Pacific/5 p.m. Eastern to discuss matters covered in this news release. The dial-in number for the call is 888.335.6680 in the United States and 973.321.1030 for international callers. No pass code is needed. A telephone call replay of the conference call will be available through July 5, 2004, beginning today at approximately 5 p.m. Pacific. The dial-in number for the replay is 877.519.4471 (PIN# 4818890) in the United States and 973.341.3080 (PIN# 4818890) for international callers. The live conference call also will be available over the Internet by logging onto the investor relations section of palmOne’s website at http://ir.palmOne.com. An audio replay and text transcript of the conference call also can be accessed at the same URL beginning today at approximately 5:30 p.m. Pacific.

NON-GAAP FINANCIAL MEASURES: To supplement the company’s consolidated financial statements presented in accordance with GAAP, palmOne uses non-GAAP measures of certain components of financial performance, including operating income (loss), net income (loss) and per share data, which are adjusted from results based on GAAP to exclude certain expenses, gains and losses. These non-GAAP measures are provided to enhance investors’ overall understanding of the company’s current financial performance and the company’s prospects for the future. Specifically, the company believes the non-GAAP results provide useful information to both management and investors by excluding certain expenses, gains and losses that may not be indicative of its core operating results. These non-GAAP results are among the primary indicators management uses as a basis for planning and forecasting of future periods and facilitating management’s internal comparisons to the company’s historical operating results and comparisons to competitors’ operating results. In addition, because palmOne has historically reported certain non-GAAP results to investors, the company believes the inclusion of non-GAAP measures provides consistency in the company’s financial reporting. These measures should be considered in addition to results prepared in accordance with generally accepted accounting principles, but should not be considered a substitute for, or superior to, GAAP results. These non-GAAP financial measures also may be different from non-GAAP financial measures used by other companies. Consistent with the company’s practice, the non-GAAP measures included in this press release have been reconciled to the nearest GAAP measure.

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS: This press release contains forward-looking statements within the meaning of the federal securities laws, including, without limitation, statements regarding our ability to grow our business, to increase profitability, to remain competitive and to continue to lead our industry. These statements are subject to risks and uncertainties that could cause actual results and events to differ materially, including, without limitation, the following: fluctuations in the demand for palmOne’s existing and future products and services and growth in palmOne’s industries and markets; possible defects in products and technologies developed; palmOne’s ability to timely and cost-effectively obtain components and elements of our technology from suppliers; and palmOne’s ability to compete with existing and new competitors. A detailed discussion of these and other risks and uncertainties that could cause actual results and events to differ materially from such forward-looking statements is included in palmOne’s most recent filings with the Securities and Exchange Commission, including its Quarterly Report on Form 10-Q for the fiscal quarter ended Feb. 27, 2004. palmOne undertakes no obligation to update forward-looking statements to reflect events or circumstances occurring after the date of this press release.

About palmOne, Inc.

palmOne, Inc. delivers what matters most to customers — whether a single consumer or company of thousands — enabling users to improve their personal lives and professional productivity through mobile devices and solutions.

palmOne is the name adopted in October 2003 by Palm, Inc., when it spun off PalmSource, Inc., maker of the Palm OS(R) platform software, and acquired Handspring, Inc. Uniting the Zire(TM), Tungsten(TM) and Treo(TM) subbrands, the creation of palmOne launched a new, stronger market leader in handheld computer and communications hardware and software solutions.

More information about palmOne, Inc. is available at http://www.palmOne.com.

# # #

(1)	GAAP stands for Generally Accepted Accounting Principles.

palmOne, Zire, Tungsten, Treo and Palm OS are among the trademarks or registered trademarks owned by or licensed to palmOne, Inc. or its subsidiaries. All other brand and product names are or may be trademarks of, and are used to identify products or services of, their respective owners.

# # #

palmOne, Inc.

Condensed Consolidated Statements of Operations

(In thousands, except per share data)

(Unaudited)

	Three Months Ended		Years Ended
	May 31, 2004	May 31, 2003	May 31, 2004	May 31, 2003
Revenues	$267,346	$217,146	$949,654	$837,637
Costs and operating expenses:
Cost of revenues (**)	185,659	159,617	676,791	624,980
Sales and marketing	35,201	36,473	152,070	160,001
Research and development	17,760	18,997	69,367	70,175
General and administrative	10,104	9,751	37,323	37,307
Amortization of intangible assets and stock-based compensation (*)	2,278	237	9,751	3,266
Impairment charges	—	—	—	102,540
Restructuring charges	322	1,952	8,432	37,300

Total costs and operating expenses	251,324	227,027	953,734	1,035,569

Operating income (loss)	16,022	(9,881)	(4,080)	(197,932)
Interest and other income (expense), net	(1,009)	596	(44)	3,005

Income (loss) before income taxes	15,013	(9,285)	(4,124)	(194,927)
Income tax provision	1,676	1,070	6,091	222,928

Income (loss) from continuing operations	13,337	(10,355)	(10,215)	(417,855)
Loss from discontinued operations (net of taxes of $0, $518, $252 and $2,070, respectively)	—	(4,666)	(11,634)	(24,727)

Net income (loss)	$13,337	$(15,021)	$(21,849)	$(442,582)

Net income (loss) per share:
Basic:
Continuing operations	$0.29	$(0.35)	$(0.26)	$(14.38)
Discontinued operations	—	(0.16)	(0.29)	(0.85)

	$0.29	$(0.51)	$(0.55)	$(15.23)

Diluted:
Continuing operations	$0.27	$(0.35)	$(0.26)	$(14.38)
Discontinued operations	—	(0.16)	(0.29)	(0.85)

	$0.27	$(0.51)	$(0.55)	$(15.23)

Shares used in computing per share amounts:
Basic	46,628	29,180	39,686	29,069
Diluted	49,358	29,180	39,686	29,069
(*) Amortization of intangible assets and stock-based compensation:

Cost of revenues	$243	$57	$574	$899
Sales and marketing	1,540	106	7,906	704
Research and development	102	57	234	1,245
General and administrative	393	17	1,037	418

	$2,278	$237	$9,751	$3,266

Certain prior period balances have been reclassified to conform to the current period presentation.

palmOne’s fiscal quarters are generally 13 weeks in length and end on a Friday. For presentation purposes, the periods are presented as ending on May 31.

(**)	Cost of revenues does not include that portion of amortization of intangible assets and stock-based compensation related to cost of revenues.

palmOne, Inc.

Reconciliation of GAAP to Non-GAAP Condensed Consolidated Statements of Operations

(In thousands, except per share data)

(Unaudited)

	Three Months Ended May 31, 2004			Three Months Ended May 31, 2003
	GAAP	Adjustments	Non-GAAP	GAAP	Adjustments	Non-GAAP
Revenues	$267,346	$—	$267,346	$217,146	$—	$217,146

Costs and operating expenses:
Cost of revenues (**)	185,659	—	185,659	159,617	—	159,617
Sales and marketing	35,201	—	35,201	36,473	—	36,473
Research and development	17,760	—	17,760	18,997	—	18,997
General and administrative	10,104	—	10,104	9,751	—	9,751
Amortization of intangible assets and stock-based compensation (*)	2,278	(2,278)	—	237	(237)	—
Restructuring charges	322	(322)	—	1,952	(1,952)	—

Total costs and operating expenses	251,324	(2,600)	248,724	227,027	(2,189)	224,838

Operating income (loss)	16,022	2,600	18,622	(9,881)	2,189	(7,692)
Interest and other income (expense), net	(1,009)	—	(1,009)	596	—	596

Income (loss) before income taxes	15,013	2,600	17,613	(9,285)	2,189	(7,096)
Income tax provision	1,676	—	1,676	1,070	—	1,070

Income (loss) from continuing operations	13,337	2,600	15,937	(10,355)	2,189	(8,166)
Loss from discontinued operations (net of taxes of $0 and $518, respectively)	—	—	—	(4,666)	4,666	—

Net income (loss)	$13,337	$2,600	$15,937	$(15,021)	$6,855	$(8,166)

Net income (loss) per share:
Basic:
Continuing operations	$0.29	$0.05	$0.34	$(0.35)	$0.07	$(0.28)
Discontinued operations	—	—	—	(0.16)	0.16	—

	$0.29	$0.05	$0.34	$(0.51)	$0.23	$(0.28)

Diluted:
Continuing operations	$0.27	$0.05	$0.32	$(0.35)	$0.07	$(0.28)
Discontinued operations	—	—	—	(0.16)	0.16	—

	$0.27	$0.05	$0.32	$(0.51)	$0.23	$(0.28)

Shares used in computing per share amounts:
Basic	46,628	—	46,628	29,180	—	29,180
Diluted	49,358	—	49,358	29,180	—	29,180

(*) Amortization of intangible assets and stock-based compensation:

Cost of revenues	$243	$(243)	$—	$57	$(57)	$—
Sales and marketing	1,540	(1,540)	—	106	(106)	—
Research and development	102	(102)	—	57	(57)	—
General and administrative	393	(393)	—	17	(17)	—

	$2,278	$(2,278)	$—	$237	$(237)	$—

The above non-GAAP amounts have been adjusted to eliminate amortization of intangible assets and stock-based compensation, restructuring charges and loss from discontinued operations.

Certain prior period balances have been reclassified to conform to the current period presentation.

palmOne’s fiscal quarters are generally 13 weeks in length and end on a Friday. For presentation purposes, the periods are presented as ending on May 31.

(**)	Cost of revenues does not include that portion of amortization of intangible assets and stock-based compensation related to cost of revenues.

palmOne, Inc.

Reconciliation of GAAP to Non-GAAP Condensed Consolidated Statements of Operations

(In thousands, except per share data)

(Unaudited)

	Year Ended May 31, 2004			Year Ended May 31, 2003
	GAAP	Adjustments	Non-GAAP	GAAP	Adjustments	Non-GAAP
Revenues	$949,654	$—	$949,654	$837,637	$—	$837,637

Costs and operating expenses:
Cost of revenues (**)	676,791	—	676,791	624,980	—	624,980
Sales and marketing	152,070	—	152,070	160,001	—	160,001
Research and development	69,367	—	69,367	70,175	—	70,175
General and administrative	37,323	—	37,323	37,307	—	37,307
Amortization of intangible assets and stock-based compensation (*)	9,751	(9,751)	—	3,266	(3,266)	—
Impairment charges	—	—	—	102,540	(102,540)	—
Restructuring charges	8,432	(8,432)	—	37,300	(37,300)	—

Total costs and operating expenses	953,734	(18,183)	935,551	1,035,569	(143,106)	892,463

Operating income (loss)	(4,080)	18,183	14,103	(197,932)	143,106	(54,826)
Interest and other income (expense), net	(44)	—	(44)	3,005	—	3,005

Income (loss) before income taxes	(4,124)	18,183	14,059	(194,927)	143,106	(51,821)
Income tax provision	6,091	—	6,091	222,928	(219,141)	3,787

Income (loss) from continuing operations	(10,215)	18,183	7,968	(417,855)	362,247	(55,608)
Loss from discontinued operations (net of taxes of $252 and $2,070, respectively)	(11,634)	11,634	—	(24,727)	24,727	—

Net income (loss)	$(21,849)	$29,817	$7,968	$(442,582)	$386,974	$(55,608)

Net income (loss) per share:
Basic
Continuing operations	$(0.26)	$0.46	$0.20	$(14.38)	$12.47	$(1.91)
Discontinued operations	(0.29)	0.29	—	(0.85)	0.85	—

	$(0.55)	$0.75	$0.20	$(15.23)	$13.32	$(1.91)

Diluted
Continuing operations	$(0.26)	$0.45	$0.19	$(14.38)	$12.47	$(1.91)
Discontinued operations	(0.29)	0.29	—	(0.85)	0.85	—

	$(0.55)	$0.74	$0.19	$(15.23)	$13.32	$(1.91)

Shares used in computing per share amounts:
Basic	39,686	—	39,686	29,069	—	29,069
Diluted	39,686	1,570	41,256	29,069	—	29,069

(*) Amortization of intangible assets and stock-based compensation:

Cost of revenues	$574	$(574)	$—	$899	$(899)	$—
Sales and marketing	7,906	(7,906)	—	704	(704)	—
Research and development	234	(234)	—	1,245	(1,245)	—
General and administrative	1,037	(1,037)	—	418	(418)	—

	$9,751	$(9,751)	$—	$3,266	$(3,266)	$—

The above non-GAAP amounts have been adjusted to eliminate amortization of intangible assets and stock-based compensation, impairment charges, restructuring charges, the change in the valuation allowance for deferred tax assets and the related income tax provision and loss from discontinued operations.

Certain prior period balances have been reclassified to conform to the current period presentation.

palmOne’s fiscal quarters are generally 13 weeks in length and end on a Friday. For presentation purposes, the periods are presented as ending on May 31.

(**)	Cost of revenues does not include that portion of amortization of intangible assets and stock-based compensation related to cost of revenues.

palmOne, Inc.

Condensed Consolidated Balance Sheets

(In thousands, except par value amounts)

(Unaudited)

	May 31, 2004	May 31, 2003
ASSETS
Current assets:
Cash and cash equivalents	$203,069	$204,967
Short-term investments	49,382
Accounts receivable, net of allowance for doubtful accounts of $8,317 and $4,635, respectively	120,757	96,784
Inventories	14,030	22,748
Investment for committed tenant improvements	7,197	—
Prepaids and other	8,067	9,039
Current assets of discontinued operations	—	37,485

Total current assets	402,502	371,023

Restricted investments	1,175	948
Land not in use	60,000	60,000
Property and equipment, net	19,425	31,204
Goodwill	257,363	13,815
Intangible assets, net	10,979	—
Deferred income taxes	34,800	34,800
Other assets	1,694	1,720
Non-current assets of discontinued operations	—	63,116

Total assets	$787,938	$576,626

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Accounts payable	$112,772	$89,371
Accrued restructuring	27,156	34,886
Provision for committed tenant improvements	7,197	—
Other accrued liabilities	112,679	100,519
Current liabilities of discontinued operations	—	12,570

Total current liabilities	259,804	237,346

Non-current liabilities:
Long-term convertible debt	35,000	35,000
Other non-current liabilities	1,600	165
Non-current liabilities of discontinued operations	—	48,329

Stockholders’ equity:
Preferred stock, $.001 par value, 125,000 shares authorized; none outstanding	—	—
Common stock, $.001 par value, 2,000,000 shares authorized; outstanding May 31, 2004, 47,032 shares; May 31, 2003, 29,230 shares	47	29
Additional paid-in capital	1,383,630	1,123,819
Unamortized deferred stock-based compensation	(1,995)	(508)
Accumulated deficit	(890,638)	(868,789)
Accumulated other comprehensive income	490	1,235

Total stockholders’ equity	491,534	255,786

Total liabilities and stockholders’ equity	$787,938	$576,626

Certain prior year balances have been reclassified to conform to the current year presentation.

palmOne’s fiscal quarters are generally 13 weeks in length and end on a Friday. For presentation purposes, the periods are presented as ending on May 31.

palmOne, Inc.

Condensed Consolidated Statements of Cash Flows

(In thousands)

(Unaudited)

	Three Months Ended
	May 31, 2004	May 31, 2003
Cash flows from operating activities:
Income (loss) from continuing operations	$13,337	$(10,355)
Adjustments to reconcile income (loss) from continuing operations to net cash provided by (used in) operating activities:
Depreciation	4,931	6,423
Amortization	2,400	557
Recognized loss on equity investments	—	3,747
Changes in assets and liabilities:
Accounts receivable	(19,080)	(6,553)
Inventories	13,012	545
Prepaids and other	1,959	(1,266)
Accounts payable	1,739	1,999
Accrued restructuring	(7,955)	(13,051)
Other accrued liabilities	(3,984)	(2,712)

Net cash provided by (used in) operating activities	6,359	(20,666)

Cash flows from investing activities:
Purchase of property and equipment	(1,547)	(1,173)
Purchase of short-term investments	(25,299)	—
Sale of short-term investments	24,762	5,063
Cash distributions from PalmSource	—	819

Net cash provided by (used in) investing activities	(2,084)	4,709

Cash flows from financing activities:
Proceeds from issuance of common stock; employee stock plans	8,244	1,171

Net cash provided by financing activities	8,244	1,171

Change in cash and cash equivalents	12,519	(14,786)
Cash and cash equivalents, beginning of period	190,550	219,753

Cash and cash equivalents, end of period	$203,069	$204,967

Other cash flow information:
Cash paid for income taxes	$(2,052)	$(1,088)

Cash paid for interest	$(88)	$(37)

Additional information:
Change in cash and cash equivalents	$12,519	$(14,786)
Change in short-term investments	121	(5,063)

Change in cash and cash equivalents and short-term investments	$12,640	$(19,849)

Certain prior period balances have been reclassified to conform to the current period presentation.

palmOne’s fiscal quarters are generally 13 weeks in length and end on a Friday. For presentation purposes, the periods are presented as ending on May 31.

# # #